UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00266

Tri-Continental Corporation

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-612-671-1947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report December 31, 2012

Tri-Continental Corporation

Tri-Continental Corporation

Letter to Stockholders

Dear Stockholders,

We are pleased to present the annual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results, a discussion with the Fund’s portfolio managers, and a portfolio of investment and financial statements as of December 31, 2012.

The Fund’s Common Stock gained 16.24%, based on net asset value, and 16.77%, based on market price, for the 12 months ended December 31, 2012. The Fund’s benchmark, the S&P 500 Index, returned 16.00% during the same period.

During 2012, the Fund paid four distributions, in accordance with its earned distribution policy, that aggregated $0.60 per share of Common Stock of the Fund. Distributions are based upon amounts distributed by underlying portfolio companies owned by the Fund. The Fund has paid dividends on its Common Stock for 68 consecutive years.

The addition of the flexible capital and income strategy in the management of the Fund has helped the dividend yield on the Fund, as it was implemented during the year.

The Fund will hold its 83rd Annual Meeting of Stockholders on April 17, 2013 in Minneapolis, MN.

Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the most current prospectus for the Fund, distributions and other information can be found at columbiamanagement.com under the Closed-End Funds tab.

On behalf of the Board, we would like to thank you for your support of Tri-Continental Corporation.

Regards,

Stephen R. Lewis

Chairman of the Board

Annual Report 2012

Tri-Continental Corporation

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Tri-Continental Corporation

Performance Overview

Performance Summary

>	Tri-Continental Corporation (the Fund) Common Stock gained 16.24% based on net asset value and 16.77% based on market price for the 12 months ended December 31, 2012.

>	The Fund’s benchmark, the S&P 500 Index, returned 16.00% for the same 12-month period.

>	Both the Fund’s quantitative strategy and its flexible capital and income strategy contributed positively to the Fund’s results for the period.

Average Annual Returns As Of: 12/31/2012
	Inception	1 Year	5 Years	10 Years
Market Price	01/05/29	16.77	-0.65	5.95
Net Asset Value	01/05/29	16.24	0.61	5.83
S&P 500 Index		16.00	1.66	7.10

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagement.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Price Per Share
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Market price ($)	16.00	16.22	15.47	15.92
Net asset value ($)	18.77	18.96	18.02	18.67

Distributions Paid Per Common Share(a)
Payable date	Per share amount ($)
March 29, 2012	0.105
June 28, 2012	0.150
September 27, 2012	0.155
December 27, 2012	0.190

(a)	Preferred Stockholders were paid dividends totaling $2.50 per share.

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

2	Annual Report 2012

Tri-Continental Corporation

Manager Discussion of Fund Performance

Tri-Continental Corporation (the Fund) Common Stock advanced 16.24% based on net asset value and 16.77% based on market price for the 12-month period ended December 31, 2012. The Fund outperformed its benchmark, the S&P 500 Index, which gained 16.00% for the same period. Both the Fund’s quantitative strategy and its flexible capital and income strategy contributed positively to the Fund’s results for the period.

Significant Performance Factors

In 2012, the U.S. equity market had its best year since 2009, with the S&P 500 Index delivering strong gains for the year. During the year, investors vacillated between a conservative risk-off attitude and an aggressive risk-on attitude, depending on the latest U.S. economic news, the tenor of the fiscal cliff negotiations and the state of the European Union, among other factors. Through it all, investors were cheered by slow but steady improvement in the U.S. economic outlook, particularly the housing market’s rebound.

Against this backdrop, investors generally favored attributes typically associated with riskier stocks. For example, in 2012, S&P 500 Index stocks with the highest risk profiles, as measured by beta, outperformed stocks with the lowest risk profiles; stocks that did not pay a dividend outperformed stocks with the highest dividend yields; and the 20% of S&P 500 Index stocks with the greatest earnings variability outperformed the 20% of S&P 500 Index stocks with the most stable earnings. Finally, smaller stocks within the S&P 500 Index performed better than larger stocks within the index for the year.

The Fund is managed in two distinct segments. One segment is managed using quantitative models to select stocks. The other portion of the Fund uses a flexible capital and income strategy to invest across a company’s investable capital structure, including stocks, bonds and convertible securities. At the end of 2012, each segment accounted for approximately 50% of the Fund’s portfolio and both segments contributed positively to the Fund’s results for the fiscal year.

Valuation Measures Add to Quantitative Results

Within the quantitatively managed segment of the Fund, the team uses computer-based models to analyze stocks within sectors. While keeping sector weights close to those of the benchmark, the models select stocks by focusing on metrics.

The metrics for the stock selection model are divided into three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength).

The stock selection model worked reasonably well in 2012, led by the stocks that appear inexpensive relative to their peers. The 20% of S&P 500 Index stocks with the highest scores on the model’s valuation measures outperformed the 20% of stocks with the lowest scores by over 10% for the year. The catalyst measures also performed reasonably well throughout the year, although that outperformance was confined to stocks with the highest quintile (20%) of catalyst scores. Investors appeared to favor companies that sustained their earnings growth and raised earnings expectations during 2012.

Not surprisingly, given the market’s preference for riskier stock characteristics during the period, the quality measures had mixed results for 2012. Although there were very small differences between the performance of the top-ranked and bottom-ranked stocks, the 20% of stocks with the lowest quality scores outperformed the 20% of stocks with the highest quality scores, while the middle group lagged the overall return of S&P 500 Index during the period.

Portfolio Management

Brian Condon, CFA

David King, CFA

Oliver Buckley

Yan Jin

Top Ten Holdings (%) (at December 31, 2012)
Apple, Inc.	3.0
Pfizer, Inc.	2.2
JPMorgan Chase & Co.	2.1
Chevron Corp.	2.1
Verizon Communications, Inc.	2.1
Microsoft Corp.	2.0
Philip Morris International, Inc.	1.8
BlackRock, Inc.	1.8
Amgen, Inc.	1.6
ConocoPhillips	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	3

Tri-Continental Corporation

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	68.6
Consumer Discretionary	6.2
Consumer Staples	6.9
Energy	7.5
Financials	11.2
Health Care	8.1
Industrials	7.4
Information Technology	12.3
Materials	3.2
Telecommunication Services	3.0
Utilities	2.8
Convertible Bonds	12.1
Consumer Discretionary	1.8
Consumer Staples	0.3
Energy	0.2
Financials	1.4
Health Care	3.2
Industrials	1.7
Materials	0.9
Telecommunication	2.6
Convertible Preferred Stocks	5.5
Consumer Discretionary	0.3
Consumer Staples	0.5
Energy	0.7
Financials	2.1
Industrials	1.0
Utilities	0.9
Corporate Bonds & Notes	11.9
Consumer Discretionary	2.7
Consumer Staples	0.4
Energy	1.1
Financials	1.0
Health Care	1.2
Industrials	2.0
Materials	0.8
Telecommunication	2.2
Utilities	0.5
Limited Partnerships	0.0	(a)
Money Market Funds	1.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

Within the quantitative segment, the Fund’s positioning in the energy, information technology and materials sectors had the most positive effect on performance relative to the benchmark, while also delivering positive absolute returns for the year. Conversely, the consumer discretionary, utilities and industrials sectors detracted from the Fund’s relative performance for the year. Despite the unfavorable effect on relative return, the Fund’s consumer discretionary and industrials holdings delivered positive absolute performance, while its utilities holdings had a negative absolute return for the year.

Equity Emphasis Benefits Flexible Capital and Income Segment

Within the flexible capital and income segment of the portfolio, the Fund’s holdings of high-yield bonds had a favorable effect on results, particularly bonds issued by telecommunications giant Sprint. An emphasis on equities was also advantageous as equities generally outperformed bonds in 2012. Within the segment, none of the Fund’s equity holdings suffered significant losses for the year. Furthermore, near year end, the Fund enjoyed a large gain from its holdings of Home Depot as investors grew more enthusiastic about housing-related companies.

A focus on yield led to mixed results within the Fund’s convertible bond holdings. Exposure to homebuilders and the preferred stocks of banks had a positive effect, while some small positions in energy and mining performed poorly, detracting from the Fund’s results.

The Fund’s flexible capital and income strategy was largely responsible for the Fund’s solid dividend growth during 2012.

Changes to the Fund’s Portfolio

Within the quantitative portfolio segment, our stock selection models led us to purchase Cisco Systems, TJX and Prudential Financial, while leading us to sell Intel, UnitedHealth Group and Exelon. Regardless of the market environment, we strive to select stocks that we believe will outperform their industry peers.

Within the flexible capital and income segment, our baseline positioning, under normal circumstances, is approximately one-third allocated to stocks, one-third allocated to corporate bonds and one-third allocated to convertible bonds. During 2012, the stock weighting was modestly above our baseline, while the bond weighting was below baseline and the allocation to convertible securities was neutral. There were no positioning changes of note within this segment of the Fund’s portfolio during the period.

Outlook for the Fund’s Multi-Strategy Approach

Within the quantitative segment, our strategy is based on individual stock selection using computer models. Consequently, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities, as an asset class, will perform well or when they will perform poorly. Instead, we stay fully invested at all times. We will work to continually enhance our quantitative models and will focus portfolio holdings on our three themes of valuation, catalyst and quality.

In our view, investors have continued to focus on top-down comparisons of asset classes, rather than bottom-up comparisons of specific securities. As long as this trend persists, we believe our strategy has more opportunities to exploit inefficiencies in the financial markets.

4	Annual Report 2012

Tri-Continental Corporation

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 68.3%
Issuer	Shares	Value ($)

Consumer Discretionary 6.1%
Automobiles 0.4%

Ford Motor Co.	420,000	5,439,000

Hotels, Restaurants & Leisure 0.4%

Darden Restaurants, Inc.	115,000	5,183,050

Media 2.5%

Comcast Corp., Class A	380,626	14,227,800

DIRECTV(a)	212,600	10,664,016

Discovery Communications, Inc., Class A(a)	61,200	3,884,976

DISH Network Corp., Class A	30,200	1,099,280

Total		29,876,072

Multiline Retail 0.2%

Macy’s, Inc.	62,600	2,442,652

Specialty Retail 2.6%

Gap, Inc. (The)	293,700	9,116,448

Home Depot, Inc. (The)	32,850	2,031,772

Ross Stores, Inc.	175,900	9,524,985

TJX Companies, Inc.	268,400	11,393,580

Total		32,066,785

Total Consumer Discretionary		75,007,559

Consumer Staples 6.8%
Beverages 0.2%

Coca-Cola Enterprises, Inc.	97,666	3,098,942

Food & Staples Retailing 2.3%

CVS Caremark Corp.	47,100	2,277,285

Kroger Co. (The)	398,894	10,379,222

Safeway, Inc.	161,800	2,926,962

Wal-Mart Stores, Inc.	185,529	12,658,644

Total		28,242,113

Food Products 1.3%

Campbell Soup Co.	266,600	9,301,674

Kellogg Co.	110,000	6,143,500

Total		15,445,174

Household Products 0.6%

Kimberly-Clark Corp.	14,800	1,249,564

Procter & Gamble Co. (The)	90,000	6,110,100

Total		7,359,664

Tobacco 2.4%

Lorillard, Inc.	61,364	7,159,338

Philip Morris International, Inc.	263,600	22,047,504

Total		29,206,842

Total Consumer Staples		83,352,735

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 7.5%
Energy Equipment & Services 0.6%

Diamond Offshore Drilling, Inc.	38,000	2,582,480

National Oilwell Varco, Inc.	58,737	4,014,674

Total		6,597,154

Oil, Gas & Consumable Fuels 6.9%

Apache Corp.	72,000	5,652,000

Chevron Corp.(b)	233,342	25,233,604

ConocoPhillips	325,958	18,902,305

Exxon Mobil Corp.	122,011	10,560,052

Royal Dutch Shell PLC, ADR	130,000	8,963,500

Tesoro Corp.	111,000	4,889,550

Valero Energy Corp.	303,361	10,350,677

Total		84,551,688

Total Energy		91,148,842

Financials 11.1%
Capital Markets 2.3%

Ares Capital Corp.	350,000	6,125,000

BlackRock, Inc.	101,300	20,939,723

State Street Corp.	20,000	940,200

Total		28,004,923

Commercial Banks 1.0%

Cullen/Frost Bankers, Inc.	110,000	5,969,700

Fifth Third Bancorp	104,200	1,582,798

Huntington Bancshares, Inc.	740,000	4,728,600

Total		12,281,098

Consumer Finance 0.7%

Discover Financial Services	171,096	6,595,751

SLM Corp.	91,200	1,562,256

Total		8,158,007

Diversified Financial Services 3.3%

Citigroup, Inc.	370,000	14,637,232

JPMorgan Chase & Co.	581,657	25,575,458

Total		40,212,690

Insurance 2.8%

ACE Ltd.	81,000	6,463,800

Aflac, Inc.	193,031	10,253,806

Lincoln National Corp.	27,700	717,430

MetLife, Inc.	30,100	991,494

Prudential Financial, Inc.	188,800	10,068,704

Travelers Companies, Inc. (The)	85,000	6,104,700

Total		34,599,934

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	5

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) 1.0%

Simon Property Group, Inc.	81,386	12,866,313

Total Financials		136,122,965

Health Care 8.1%
Biotechnology 1.5%

Amgen, Inc.	219,700	18,964,504

Health Care Equipment & Supplies 0.2%

Boston Scientific Corp.(a)	352,100	2,017,533

Health Care Providers & Services 0.7%

AmerisourceBergen Corp.	65,800	2,841,244

Cardinal Health, Inc.	34,000	1,400,120

Humana, Inc.	32,500	2,230,475

McKesson Corp.	17,300	1,677,408

Total		8,149,247

Pharmaceuticals 5.7%

Bristol-Myers Squibb Co.	346,700	11,298,953

Eli Lilly & Co.	248,748	12,268,252

Johnson & Johnson	134,000	9,393,400

Merck & Co., Inc.	256,800	10,513,392

Pfizer, Inc.	1,037,965	26,032,162

Total		69,506,159

Total Health Care		98,637,443

Industrials 7.4%
Aerospace & Defense 2.7%

General Dynamics Corp.	34,600	2,396,742

Lockheed Martin Corp.	50,323	4,644,310

Northrop Grumman Corp.	148,500	10,035,630

Raytheon Co.	286,300	16,479,428

Total		33,556,110

Air Freight & Logistics 0.4%

United Parcel Service, Inc., Class B	61,741	4,552,164

Airlines 0.2%

Southwest Airlines Co.	184,000	1,884,160

Commercial Services & Supplies 0.5%

Republic Services, Inc.	212,500	6,232,625

Electrical Equipment 0.1%

Emerson Electric Co.	20,800	1,101,568

Industrial Conglomerates 1.1%

Danaher Corp.	115,100	6,434,090

General Electric Co.	338,589	7,106,983

Total		13,541,073

Common Stocks (continued)
Issuer	Shares	Value ($)

Machinery 1.6%

Illinois Tool Works, Inc.	146,900	8,932,989

Ingersoll-Rand PLC	13,700	657,052

Parker Hannifin Corp.	37,600	3,198,256

Stanley Black & Decker, Inc.	88,000	6,509,360

Total		19,297,657

Professional Services 0.3%

Dun & Bradstreet Corp. (The)	46,000	3,617,900

Road & Rail 0.5%

CSX Corp.	310,000	6,116,300

Total Industrials		89,899,557

Information Technology 12.3%
Communications Equipment 1.2%

Cisco Systems, Inc.	755,400	14,843,610

Computers & Peripherals 3.7%

Apple, Inc.	66,700	35,553,101

Diebold, Inc.	200,000	6,122,000

EMC Corp.(a)	132,000	3,339,600

Total		45,014,701

Internet Software & Services 0.1%

Google, Inc., Class A(a)	1,500	1,064,055

IT Services 2.5%

Automatic Data Processing, Inc.	105,000	5,986,050

International Business Machines Corp.	4,708	901,817

Mastercard, Inc., Class A	27,000	13,264,560

Visa, Inc., Class A	64,400	9,761,752

Total		29,914,179

Semiconductors & Semiconductor Equipment 1.6%

Analog Devices, Inc.	150,000	6,309,000

Intel Corp.	308,539	6,365,160

NVIDIA Corp.	593,800	7,297,802

Total		19,971,962

Software 3.2%

Microsoft Corp.	902,277	24,117,864

Oracle Corp.	170,200	5,671,064

VMware, Inc., Class A(a)	100,300	9,442,242

Total		39,231,170

Total Information Technology		150,039,677

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2012

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Materials 3.2%
Chemicals 2.6%

CF Industries Holdings, Inc.	53,232	10,814,613

Dow Chemical Co. (The)	195,000	6,302,400

Eastman Chemical Co.	111,700	7,601,185

EI du Pont de Nemours & Co.	137,500	6,183,375

PPG Industries, Inc.	8,400	1,136,940

Total		32,038,513

Paper & Forest Products 0.6%

International Paper Co.	173,000	6,892,320

Total Materials		38,930,833

Telecommunication Services 3.0%
Diversified Telecommunication Services 3.0%

AT&T, Inc.	339,294	11,437,601

Verizon Communications, Inc.	573,898	24,832,566

Total		36,270,167

Total Telecommunication Services		36,270,167

Utilities 2.8%
Electric Utilities 0.6%

Duke Energy Corp.	93,500	5,965,300

Entergy Corp.	27,400	1,746,750

Total		7,712,050

Independent Power Producers & Energy Traders 0.8%

AES Corp.	872,439	9,335,097

Multi-Utilities 1.4%

CMS Energy Corp.	275,000	6,704,500

PG&E Corp.	35,400	1,422,372

Public Service Enterprise Group, Inc.	308,692	9,445,975

Total		17,572,847

Total Utilities		34,619,994

Total Common Stocks (Cost: $746,370,698)		834,029,772

Convertible Preferred Stocks 5.5%
Consumer Discretionary 0.3%
Media 0.3%

Interpublic Group of Companies, Inc. (The), 5.250%	2,900	3,109,351

Total Consumer Discretionary		3,109,351

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)

Consumer Staples 0.5%
Food Products 0.5%

Bunge Ltd., 4.875%	58,000	5,943,376

Total Consumer Staples		5,943,376

Energy 0.7%
Oil, Gas & Consumable Fuels 0.7%

Apache Corp., 6.000%	48,000	2,193,600

Chesapeake Energy Corp., 5.750%(c)	6,800	6,039,250

Total		8,232,850

Total Energy		8,232,850

Financials 2.1%
Commercial Banks 0.5%

Wells Fargo & Co., 7.500%	5,000	6,125,000

Diversified Financial Services 0.6%

Bank of America Corp., 7.250%	6,200	7,037,000

Real Estate Investment Trusts (REITs) 1.0%

Alexandria Real Estate Equities, Inc., 7.000%	231,000	6,078,187

Health Care REIT, Inc., 6.500%	110,000	6,290,900

Total		12,369,087

Total Financials		25,531,087

Industrials 1.0%
Aerospace & Defense 0.5%

United Technologies Corp., 7.500%	113,500	6,323,085

Professional Services 0.5%

Nielsen Holdings NV, 6.250%	110,000	6,163,850

Total Industrials		12,486,935

Utilities 0.9%
Electric Utilities 0.9%

NextEra Energy, Inc., 5.599%	111,000	5,599,018

PPL Corp., 8.750%	110,000	5,910,300

Total		11,509,318

Total Utilities		11,509,318

Total Convertible Preferred Stocks (Cost: $62,534,362)		66,812,917

Corporate Bonds & Notes 11.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.6%
ADS Tactical, Inc. Senior Secured(c)
04/01/18	11.000%	2,600,000	2,652,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	3,529,000	3,873,078

Silver II Borrower/US Holdings LLC(c)
12/15/20	7.750%	604,000	625,140

Total			7,150,218

Automotive 1.0%
Allison Transmission, Inc.(c)
05/15/19	7.125%	5,300,000	5,697,500

Visteon Corp.
04/15/19	6.750%	6,750,000	7,188,750

Total			12,886,250

Banking 0.5%
Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	5,600,000	6,188,000

Construction Machinery 0.9%
Manitowoc Co., Inc. (The)
02/15/18	9.500%	5,300,000	5,896,250

United Rentals North America, Inc.
09/15/20	8.375%	5,000,000	5,537,500

Total			11,433,750

Diversified Manufacturing 0.2%
Tomkins LLC/Inc. Secured
10/01/18	9.000%	1,911,000	2,140,320

Electric 0.5%
AES Corp. Senior Unsecured
07/01/21	7.375%	5,300,000	5,883,000

Food and Beverage 0.4%
Cott Beverages, Inc.
11/15/17	8.375%	4,700,000	5,111,250

Health Care 0.7%

HCA, Inc. Senior Secured
03/15/22	5.875%	5,713,000	6,212,887

Rural/Metro Corp. Senior Unsecured(c)
07/15/19	10.125%	2,800,000	2,709,000

Total			8,921,887

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 1.1%
Goodrich Petroleum Corp.
03/15/19	8.875%	7,999,000	7,639,045

Laredo Petroleum, Inc.
02/15/19	9.500%	5,154,000	5,759,595

Total			13,398,640

Media Non-Cable 0.5%
AMC Networks, Inc.
07/15/21	7.750%	5,100,000	5,826,750

Metals 0.8%
Alpha Natural Resources, Inc.
04/15/18	9.750%	6,100,000	6,588,000

Molycorp, Inc. Senior Secured(c)
06/01/20	10.000%	3,000,000	2,790,000

Total			9,378,000

Non-Captive Diversified 0.5%
International Lease Finance Corp. Senior Unsecured
08/15/22	5.875%	5,700,000	6,037,508

Pharmaceuticals 0.4%
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(c)
12/01/19	9.500%	4,900,000	5,561,500

Restaurants 0.3%
Shearer’s Foods, Inc. LLC Senior Secured(c)
11/01/19	9.000%	3,032,000	3,183,600

Retailers 1.4%
99 Cent Only Stores
12/15/19	11.000%	2,700,000	3,088,125

J. Crew Group, Inc.
03/01/19	8.125%	2,600,000	2,749,500

Michaels Stores, Inc.
11/01/18	7.750%	5,100,000	5,597,250

Rite Aid Corp.
03/15/20	9.250%	4,300,000	4,579,500

Senior Unsecured
02/15/27	7.700%	1,860,000	1,590,300

Total			17,604,675

Transportation Services 0.3%
Hertz Corp. (The)(c)
10/15/20	5.875%	3,000,000	3,135,000

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 1.0%
Sprint Nextel Corp.(c)
11/15/18	9.000%	7,300,000	9,015,500

Wind Acquisition Finance SA Secured(c)
07/15/17	11.750%	2,700,000	2,828,250

Total			11,843,750

Wirelines 0.7%
Level 3 Financing, Inc.(c)
06/01/20	7.000%	2,850,000	2,978,250

Qwest Corp. Senior Unsecured
12/01/21	6.750%	5,000,000	5,859,835

Total			8,838,085

Total Corporate Bonds & Notes
(Cost: $135,626,300)			144,522,183

Convertible Bonds 12.1%
Airlines 0.2%
United Continental Holdings, Inc.
06/30/21	4.500%	3,071,000	2,932,897

Automotive 0.5%
Navistar International Corp. Senior Subordinated Notes
10/15/14	3.000%	6,700,000	6,117,937

Banking 0.3%
Walter Investment Management Corp. Senior Subordinated Notes
11/01/19	4.500%	3,000,000	3,166,875

Building Materials 0.5%
Cemex SAB de CV Subordinated Notes
03/15/15	4.875%	5,880,000	6,409,200

Diversified Manufacturing 0.1%
GT Advanced Technologies, Inc. Senior Unsecured
10/01/17	3.000%	2,000,000	1,455,000

Gaming 0.7%
MGM Resorts International
04/15/15	4.250%	8,200,000	8,676,625

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 1.5%
HeartWare International, Inc. Senior Unsecured
12/15/17	3.500%	2,800,000	3,235,750

Insulet Corp. Senior Unsecured
06/15/16	3.750%	2,700,000	2,985,633

NuVasive, Inc. Senior Unsecured
07/01/17	2.750%	7,150,000	6,269,900

Omnicare, Inc.
04/01/42	3.750%	5,920,000	6,015,963

Total			18,507,246

Home Construction 0.5%
Lennar Corp.(c)
11/15/21	3.250%	3,660,000	6,565,125

Independent Energy 0.2%
Endeavour International Corp.
07/15/16	5.500%	3,450,000	2,572,406

Media Non-Cable 0.5%
Liberty Interactive LLC Senior Unsecured
03/15/31	3.250%	6,800,000	6,426,000

Metals 0.4%
Jaguar Mining, Inc. Senior Unsecured(c)
11/01/14	4.500%	3,200,000	1,424,000

James River Coal Co. Senior Unsecured
12/01/15	4.500%	5,100,000	2,249,146

Molycorp, Inc. Senior Unsecured
06/15/16	3.250%	1,753,000	1,137,872

Total			4,811,018

Non-Captive Consumer 0.4%
DFC Global Corp. Senior Unsecured(c)
04/15/17	3.250%	4,107,000	4,475,398

Non-Captive Diversified 0.3%
Air Lease Corp. Senior Unsecured(c)
12/01/18	3.875%	3,150,000	3,424,869

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2012

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Financial Institutions 0.5%
Forest City Enterprises, Inc. Senior Unsecured
08/15/18	4.250%	5,700,000	6,006,375

Other Industry 0.3%
WESCO International, Inc.
09/15/29	6.000%	1,270,000	3,146,425

Pharmaceuticals 1.7%
Dendreon Corp. Senior Unsecured
01/15/16	2.875%	14,500,000	10,837,300

InterMune, Inc. Senior Unsecured
09/15/18	2.500%	3,900,000	3,049,313

Medivation, Inc. Senior Unsecured
04/01/17	2.625%	2,500,000	3,195,312

Vertex Pharmaceuticals, Inc. Senior Subordinated Notes
10/01/15	3.350%	3,500,000	3,935,312

Total			21,017,237

Railroads 0.5%
Greenbrier Companies, Inc. Senior Unsecured
04/01/18	3.500%	6,500,000	5,902,813

Technology 2.1%
Ciena Corp. Senior Unsecured(c)
10/15/18	3.750%	5,300,000	5,979,619

Ixia Senior Notes
12/15/15	3.000%	2,700,000	3,135,375

Mentor Graphics Corp.
04/01/31	4.000%	5,500,000	6,465,937

Nuance Communications, Inc. Senior Unsecured
11/01/31	2.750%	5,200,000	5,645,250

Powerwave Technologies, Inc. Subordinated Notes
10/01/27	3.875%	2,000,000	87,500

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

TiVo, Inc. Senior Unsecured(c)
03/15/16	4.000%	2,700,000	3,606,188

Total			24,919,869

Tobacco 0.3%
Vector Group Ltd. Senior Unsecured(d)
01/15/19	7.500%	2,840,000	3,074,130

Transportation Services 0.6%
DryShips, Inc. Senior Unsecured
12/01/14	5.000%	5,700,000	4,503,000

Wabash National Corp. Senior Unsecured
05/01/18	3.375%	2,900,000	3,196,409

Total			7,699,409

Total Convertible Bonds
(Cost: $138,183,776)			147,306,854

Limited Partnerships —%
Issuer	Capital	Value
Financials —%
Capital Markets —%

WCAS Capital Partners II LP(a)(e)(f)	2,498,440	225,480

Total Financials		225,480

Total Limited Partnerships
(Cost: $2,498,440)		225,480

Money Market Funds 1.9%
	Shares	Value

Columbia Short-Term Cash Fund, 0.142%(g)(h)	4,647,865	4,647,865

JPMorgan Prime Money Market Fund, 0.010%(g)	18,738,537	18,738,537

Total Money Market Funds
(Cost: $23,386,402)		23,386,402

Total Investments
(Cost: $1,108,599,978)		1,216,283,608

Other Assets & Liabilities, Net		4,638,608

Net Assets		1,220,922,216

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2012

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)

S&P 500 Index	15	5,325,375	March 2013	19,798	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2012, investments in securities included securities valued at $454,188 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $72,690,189 or 5.95% of net assets.

(d)	Variable rate security.

(e)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $225,480, representing 0.02% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
WCAS Capital Partners II LP	12/11/90–03/24/98	2,498,440

(f)	At December 31, 2012, the Fund owned one limited partnership investment that was purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of investment in the limited partnership, along with the cost and value at December 31, 2012, were as follows:

Security Description	Acquisition Dates	Cost ($)	Value ($)
WCAS Capital Partners II LP	12/11/90–03/24/98	2,498,440	225,480

(g)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)

Columbia Short-Term Cash Fund	3,550,359	58,777,816	(57,680,310)	4,647,865	4,532	4,647,865

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	75,007,559	—	—	75,007,559
Consumer Staples	83,352,735	—	—	83,352,735
Energy	91,148,842	—	—	91,148,842
Financials	136,122,965	—	—	136,122,965
Health Care	98,637,443	—	—	98,637,443
Industrials	89,899,557	—	—	89,899,557
Information Technology	150,039,677	—	—	150,039,677
Materials	38,930,833	—	—	38,930,833
Telecommunication Services	36,270,167	—	—	36,270,167
Utilities	34,619,994	—	—	34,619,994
Convertible Preferred Stocks
Consumer Discretionary	—	3,109,351	—	3,109,351
Consumer Staples	—	5,943,376	—	5,943,376
Energy	2,193,600	6,039,250	—	8,232,850
Financials	19,452,900	6,078,187	—	25,531,087
Industrials	6,323,085	6,163,850	—	12,486,935
Utilities	5,910,300	5,599,018	—	11,509,318

Total Equity Securities	867,909,657	32,933,032	—	900,842,689

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	144,522,183	—	144,522,183

Convertible Bonds	—	147,306,854	—	147,306,854

Total Bonds	—	291,829,037	—	291,829,037

Other

Limited Partnerships	—	—	225,480	225,480

Money Market Funds	23,386,402	—	—	23,386,402

Total Other	23,386,402	—	225,480	23,611,882

Investments in Securities	891,296,059	324,762,069	225,480	1,216,283,608

Derivatives

Assets

Futures Contracts	19,798	—	—	19,798

Total	891,315,857	324,762,069	225,480	1,216,303,406

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, December 31, 2012.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using the observable market inputs rather than quoted prices for identical assets as of period end, December 31, 2012.

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
21,981,655	3,598,500	3,598,500	21,981,655

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Limited Partnerships ($)
Balance as of December 31, 2011	412,516

Accrued discounts/premiums	—

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)(a)	1,030

Sales	(188,066)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	225,480

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $1,030.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the limited partnership’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the limited partnership’s capital balance.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Tri-Continental Corporation

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,103,952,113)	$1,211,635,743

Affiliated issuers (identified cost $4,647,865)	4,647,865

Total investments (identified cost $1,108,599,978)	1,216,283,608

Receivable for:

Investments sold	404,674

Dividends	1,322,918

Interest	4,136,659

Variation margin on futures contracts	135,375

Equity-linked notes (Note 9)	3,441,727

Prepaid expenses	48,700

Other assets	43,681

Total assets	1,225,817,342

Liabilities

Payable for:

Investments purchased	3,772,647

Common Stock payable	3,027

Preferred Stock dividends	470,463

Investment management fees	35,103

Stockholder servicing and transfer agent fees	6,758

Administration fees	5,559

Compensation of board members	63,017

Other expenses	538,552

Total liabilities	4,895,126

Net assets	1,220,922,216

Preferred stock	37,637,000

Net assets for Common Stock	$1,183,285,216

Net asset value per share of outstanding Common Stock	$18.77

Market price per share of Common Stock	$16.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Tri-Continental Corporation

Statement of Capital Stock and Surplus

December 31, 2012

Capital Stock

$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $1,621

Shares issued and outstanding — 752,740	$37,637,000

Common Stock, $0.50 par value:

Shares issued and outstanding — 63,052,938	31,526,469

Surplus

Capital surplus	1,644,329,697

Undistributed net investment income	2,461,850

Accumulated net realized loss	(602,736,228)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	107,683,630

Futures contracts	19,798

Net assets	$1,220,922,216

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Tri-Continental Corporation

Statement of Operations

Year Ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$27,359,984

Dividends — affiliated issuers	4,532

Interest	18,438,012

Income from securities lending — net	473,708

Foreign taxes withheld	(44,237)

Total income	46,231,999

Expenses:

Investment management fees	4,278,176

Stockholder servicing and transfer agent fees	785,672

Administration fees	677,765

Compensation of board members	45,328

Custodian fees	15,299

Printing and postage fees	118,001

Professional fees	59,112

Other	117,208

Total expenses	6,096,561

Net investment income(a)	40,135,438

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	87,887,632

Futures contracts	540,774

Net realized gain	88,428,406

Net change in unrealized appreciation (depreciation) on:

Investments	41,446,819

Futures contracts	(49,189)

Receivables for equity-linked notes (Note 9)	(5,226,468)

Net change in unrealized appreciation (depreciation)	36,171,162

Net realized and unrealized gain	124,599,568

Net increase in net assets resulting from operations	$164,735,006

(a)	Net investment income for Common Stock is $38,253,588, which is net of Preferred Stock dividends of $1,881,850.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Tri-Continental Corporation

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$40,135,438	$21,272,340

Net realized gain	88,428,406	109,499,990

Net change in unrealized appreciation (depreciation)	36,171,162	(62,345,406)

Net increase in net assets resulting from operations	164,735,006	68,426,924

Distributions to Stockholders

Net investment income

Preferred Stock	(1,881,850)	(1,881,850)

Common Stock	(37,995,752)	(17,927,111)

Total Distributions to Stockholders	(39,877,602)	(19,808,961)

Increase (decrease) in net assets from capital stock activity	(19,731,798)	(31,709,705)

Total increase in net assets	105,125,606	16,908,258

Net assets at beginning of year	1,115,796,610	1,098,888,352

Net assets at end of year	$1,220,922,216	$1,115,796,610

Undistributed net investment income	$2,461,850	$2,225,966

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Tri-Continental Corporation

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Common Stock issued at market price in distributions	747,244	11,809,653	424,615	5,954,436

Common Stock issued for investment plan purchases	344,461	5,377,332	129,968	1,838,794

Common Stock purchased from investment plan participants	(1,549,971)	(24,265,282)	(1,540,448)	(21,866,509)

Common Stock purchased in the open market	(806,299)	(12,683,718)	(1,238,498)	(17,636,426)

Net proceeds from issuance of shares of Common Stock upon exercise of warrants	32,487	30,217	—	—

Total net decrease	(1,232,078)	(19,731,798)	(2,224,363)	(31,709,705)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Tri-Continental Corporation

Financial Highlights

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.

The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Year Ended December 31,
	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$16.77	$15.96	$13.73	$11.29		$23.03

Income from investment operations
Net investment income	0.63	0.33	0.30	0.20		0.52

Net realized and unrealized gain (loss)	2.00	0.79	2.28	2.42		(9.88)

Increase from payments by affiliate	—	—	—	0.04		—

Total from investment operations	2.63	1.12	2.58	2.66		(9.36)

Less distributions to Stockholders from:
Net investment income
Preferred Stock	(0.03)	(0.03)	(0.03)	(0.03)		(0.02)
Common Stock	(0.60)	(0.28)	(0.25)	(0.17)		(0.50)
Net realized gains
Common Stock	—	—	—	—		(0.39)
Tax return of capital
Common Stock	—	—	—	(0.02)		(1.22)

Total distributions to Stockholders	(0.63)	(0.31)	(0.28)	(0.22)		(2.13)

Capital stock transactions at market price	—	—	(0.07)	—		(0.25	)(a)

Net asset value, end of period	$18.77	$16.77	$15.96	$13.73		$11.29

Adjusted net asset value, end of period(b)	$18.71	$16.72	$15.90	$13.69		$11.26

Market value, end of period	$16.00	$14.23	$13.76	$11.52		$9.86

Total return

Based upon net asset value	16.24%	7.15%	18.58%	24.11	%(c)	(43.77%)

Based upon market value	16.77%	5.46%	21.85%	19.24%		(45.89%)

Ratios to average net assets(d)
Expenses to average net assets for Common Stock	0.52%	0.59%	0.60%	0.98%		0.73%

Net investment income to average net assets for Common Stock	3.28%	1.80%	1.84%	1.46%		2.96%

Supplemental data
Net assets, end of period (000s):

Common Stock	$1,183,285	$1,078,160	$1,061,251	$946,344		$893,899

Preferred Stock	37,637	37,637	37,637	37,637		37,637

Total net assets	$1,220,922	$1,115,797	$1,098,888	$983,981		$931,536

Portfolio turnover	68%	97%	86%	70%		111%

Notes to Financial Highlights

(a)	Reflects the issuance of Common Stock in distributions.

(b)	Assumes the exercise of outstanding warrants.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.47%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Tri-Continental Corporation

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.

The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange (NYSE) under the symbol “TY”.

Tri-Continental Corporation’s Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Directors (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good

Annual Report 2012	21

Tri-Continental Corporation

Notes to Financial Statements (continued)

December 31, 2012

faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

22	Annual Report 2012

Tri-Continental Corporation

Notes to Financial Statements (continued)

December 31, 2012

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	19,798	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	540,774
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	(49,189)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	152

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal

Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Dividends to Stockholders

The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income distribution of the calendar year.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Guarantees and Indemnifications

Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2012	23

Tri-Continental Corporation

Notes to Financial Statements (continued)

December 31, 2012

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.355% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $1,381.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Stockholder Servicing Fees

Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Stockholder Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund Stockholder accounts and records and provides Fund Stockholder services. Under the Agreement, the Fund pays the Stockholder Servicing Agent a fee equal to 0.10% of the average daily net assets of the Fund’s shares of Common Stock. Effective July 1, 2012, under an amended Agreement, the Fund pays the Stockholder Servicing Agent a $21 fee per common stock open account.

The Fund and certain other associated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $812,872. The liability remaining at December 31, 2012 for non-recurring charges associated with the lease amounted to $442,526 and is included within payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at December 31, 2012 is included within other assets in the Statement of Assets and Liabilities at a cost of $43,681.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

24	Annual Report 2012

Tri-Continental Corporation

Notes to Financial Statements (continued)

December 31, 2012

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, post-October capital losses, re-characterization of distributions from investments, derivative investments and adjustments on certain convertible preferred securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(21,952)
Accumulated net realized loss	145,184
Paid-in capital	(123,232)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$39,877,602	$19,808,961

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,571,350
Accumulated realized loss	(605,964,658)
Unrealized appreciation	110,936,263

At December 31, 2012, the cost of investments for federal income tax purposes was $1,105,347,345 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$134,069,668
Unrealized depreciation	(23,133,405)
Net unrealized appreciation	110,936,263

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	(49,455,851)
2017	(556,508,807)
Total	(605,964,658)

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended December 31, 2012, $54,627,404 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $801,892,323 and $816,589,577, respectively, for the year ended December 31, 2012.

Note 6. Capital Stock Transactions

Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.

Automatic Dividend and Cash Purchase Plan

The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan (the Plan) and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 344,461 shares were issued to Plan participants during the period for proceeds of $5,377,332, a weighted average discount of 14.2% from the net asset value of those shares. In addition, a total of 747,244 shares were issued at market price in distributions during the period for proceeds of 11,809,653, a weighted average discount of 14.4% from the net asset value of those shares.

For Stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed

Annual Report 2012	25

Tri-Continental Corporation

Notes to Financial Statements (continued)

December 31, 2012

by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder’s account as “book credits.” Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the NYSE on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the NYSE on the ex-dividend date. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time.

For the year ended December 31, 2012, the Fund purchased 806,299 shares of its Common Stock in the open market at an aggregate cost of $12,683,718, which represented a weighted average discount of 14.2% from the net asset value of those acquired shares. For the year ended December 31, 2012, the Fund purchased 1,549,971 shares of its Common Stock from Plan participants at a cost of $24,265,282, which represented a weighted average discount of 14.5% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

Under the Fund’s stock repurchase program for 2012, the amount of the Fund’s outstanding Common Stock that the Fund may repurchase from Stockholders and in the open market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares and increase the liquidity of the Fund’s Common Stock in the marketplace.

Warrants

At December 31, 2012, the Fund reserved 197,100 shares of Common Stock for issuance upon exercise of 8,148 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.

Assuming the exercise of all Warrants outstanding at December 31, 2012, net assets would have increased by $183,303 and the net asset value of the Common Stock would have been $18.71 per share. The number of Warrants exercised during the years ended December 31, 2012 and 2011was 1,343 and 0, respectively.

Note 7. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers)

26	Annual Report 2012

Tri-Continental Corporation

Notes to Financial Statements (continued)

December 31, 2012

is the counterparty. The notes (with an aggregate principal amount of $29.7 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $2.9 million based on the estimated amounts recoverable for the notes and recognized realized losses of $26.8 million. The estimates of the amounts recoverable for the notes are based on the current information regarding the claim provided by the bankruptcy court and any amounts received as payments for the claim, which provide an indication of amounts recoverable through the bankruptcy proceedings. To date, the Fund has received $3.0 million on this claim. Any changes to the receivable balances resulting from such adjustments are recorded as a change in unrealized appreciation or depreciation in the Statement of Operations. At December 31, 2012, the value of the receivable balances was approximately $3.4 million, which represented 0.28% of the Fund’s net assets.

Note 10. Significant Risks

Large-Capitalization Risk

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and

Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	27

Tri-Continental Corporation

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Tri-Continental Corporation

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tri-Continental Corporation (the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 21, 2013

28	Annual Report 2012

Tri-Continental Corporation

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for in the fiscal year ended December 31, 2012.

Tax Designations

Qualified Dividend Income	54.60%
Dividends Received Deduction	53.05%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Annual Report 2012	29

Tri-Continental Corporation

Directors and Officers

Stockholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Directors
Name, Address, Year of Birth	Position Held With Fund and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen By Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since November 2008	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since November 2008	President, Springboard- Partners in Cross Cultural Leadership (consulting company)	152	None
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2008	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board since November 2008	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2008	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health Management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

30	Annual Report 2012

Tri-Continental Corporation

Directors and Officers (continued)

Interested Director Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Fund and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen By Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since November 2001 for RiverSource Funds and since June 2011 for Nations Funds; Senior Vice President since 2002	President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Officers
Name, Address, Year of Birth	Position Held With Fund and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President since May 2010	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since September 2009	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since January 2011 and Chief Financial Officer since April 2011	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since September 2009 and Assistant Secretary since June 2011	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Annual Report 2012	31

Tri-Continental Corporation

Directors and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Fund and Length of Service	Principal Occupation During Past Five Years
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President and Assistant Treasurer since April 2011	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer and Chief Accounting Officer since April 2011	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011 and Assistant Secretary since September 2009

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 2011 and Assistant Secretary since May 2010	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

32	Annual Report 2012

Tri-Continental Corporation

Important Information About This Report

Each fund mails one stockholder report to each stockholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	33

Tri-Continental Corporation

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

You should consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing information about the fund (including its investment objectives, risks, charges, expenses and other information about the fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611.The prospectus should be read carefully before investing in the Fund. Tri-Continental is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9912 E (3/13)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing. During the period, the registrant had a change in independent accountant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$37,000	$62,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2012 and 2011, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2012 and December 31, 2011, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$4,100	$4,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2012 and December 31, 2011, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$401,800	$185,300

In both fiscal years 2012 and 2011, All Other Fees consist of fees billed for internal control reviews, subscription to a tax database and tax consulting services. Fiscal year 2012 includes fees billed for the review of documentation around a change in independent accountant. Fiscal year 2011 includes fees billed for the review of yield calculations.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and

Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2012 and 2011 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$406,300	$189,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A). Pamela G. Carlton, Alison Taunton-Rigby and Patricia M. Flynn are each independent trustees and collectively constitute the entire Audit Committee.

(b)	Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The following description of the Proxy Voting Policies and Procedures apply to the closed-end management investment companies in the Columbia Family of Funds that are governed by the same Board of Directors (the “Funds”).

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Boards of Directors (“Board”), which consist of a majority of independent Board members, determines policies and votes proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provides support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are directly tied to the interest of shareholders.

The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the funds’ Proxy Voting Guidelines.

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies in the best economic interests of the funds’ shareholders, and to address any conflicts between interests of a fund’s shareholders and those of Columbia Management or other affiliated persons.

The Board votes proxies on behalf of the funds. Columbia Management provides support to the Board in connection with the proxy voting process, and has assigned responsibility to the Columbia Management Proxy Administration Team (“Proxy Team”) to administer proxies on behalf of the funds. In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party research providers. The Proxy Team assists the Board in identifying situations where its voting guidelines do not clearly direct a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s voting guidelines based on recommendations from

Columbia Management investment personnel (or the investment personnel of a fund’s subadviser(s)), information obtained from independent research firms or other sources. The Proxy Team makes all recommendations in writing. Except for proposals where the recommendation from Columbia Management concurs with the recommendations from company management and the independent research firms, the Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal. If Columbia Management, company management and the independent research firms recommend the same action on such proposals, Columbia Management is authorized to vote in accordance with the consensus recommendation.

On an annual basis, or more frequently as determined necessary, the Board reviews the voting guidelines to determine whether changes are appropriate. The Board may consider recommendations from Columbia Management to revise the existing guidelines or add new guidelines. Typically, changes to the voting guidelines are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to a variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require trading of securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger, acquisition or a proxy contest, and the Funds’ ownership position is significant (as determined by thresholds established by the Board), the Board has established a guideline to direct Columbia Management to endeavor to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain Funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Other Accounts Managed
Fund	Portfolio Manager	Number and type of account	Approximate Total Net Assets (excluding the fund)	Performance Based Accounts	Ownership of Fund Shares
For fiscal period ending December 31
Tri-Continental Corporation	Brian Condon	6 RICs 6 PIVs 31 other accounts	$5.86 billion $443.76 million $3.41 billion	1 other accounts ($22.39 M)	$10,001- $50,000
	David King	3 RICs 6 other accounts	$7.66 billion $14.59 million	None	Over $1 million
	Oliver E. Buckley	6 RICs 3 PIVs 16 other accounts	$5.86 billion $376.88 million $3.2 billion	None	None
	Yan Jin	2 RICs 4 other accounts	$621.96 million $0.54 million	None	None

Potential Conflicts of Interest:

Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

Structure of Compensation:

Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Mutual funds, in most cases including the mutual funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Mutual Funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the mutual funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia mutual funds. Employees have the option of selecting from various Columbia mutual funds for their mutual fund deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia mutual fund(s) they manage. Mutual fund deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals.

Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
07-01-12 to 07-31-12	161,111	$15.47	161,111	1,949,268
08-01-12 to 08-31-12	219,902	15.99	219,902	1,729,366
09-01-12 to 09-30-12	119,369	16.16	119,369	1,609,997
10-01-12 to 10-31-12	229,500	16.32	229,500	1,380,497
11-01-12 to 11-30-12	220,823	15.82	220,823	1,159,674
12-01-12 to 12-31-12	301,693	16.05	301,693	857,981

(1)	The registrant has a stock repurchase program. For 2012, the registrant was authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	During November 2012, the registrant enhanced internal controls over financial reporting relating to the recording of certain last day trades. These controls include (i) additional analysis of last day security purchase prices, (ii) comparisons of cost and market value for last day trades and (iii) analytical review of per share changes resulting from financial statement adjustments.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)		Tri-Continental Corporation

By (Signature and Title)		/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 21, 2013

By (Signature and Title)		/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 21, 2013